Exhibit 99

    AGREEMENT RE: FORGIVENESS OF PROMISSORY NOTE AND REMAINING DEBT UNDER THE
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            AGREEMENT AND PLAN OF MERGER AS AMENDED DECEMBER 6, 2001
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     This Agreement Re: Forgiveness of Promissory Note and Remaining Debt is
entered into between Steven Oscherowitz and Sarit Rubenstein ( collectively referred to herein as "Payees"), and Kaire Holdings, Inc., a California corporation ("Maker"), with respect to the following:

                                    RECITALS

     WHEREAS, Maker is engaged in the business of servicing the pharmaceutical needs of long term care and psychiatric facilities.

     WHEREAS, pursuant to the Agreement and Plan of Merger as Amended dated December 6, 2001, Kaire Holdings, Inc. is currently indebted to Payees in the amount of approximately $8 million, and is presently unable to pay the amounts due under such Agreement.

     WHEREAS, Payees are also engaged in the business of servicing the pharmaceutical needs of long term care and psychiatric facilities.

     WHEREAS, Makers have developed good pharmaceutical supplying relationships with a number of long term care and psychiatric facilities, including those identified is the confidential list attached as EXHIBIT "1" hereto and incorporated by reference (hereinafter, the "Facilities").

     WHEREAS, Maker desires to have the Promissory Note and remaining debt under the Agreement and Plan of Merger as Amended dated December 6, 2001 forgiven, and, in exchange for forgiveness of all amounts due, Payees desire to contact, solicit and obtain the pharmaceutical orders of the Facilities.

     WHEREAS, prior to this agreement, Maker and/or its agents have done nothing to facilitate anyone else contacting and/or soliciting the pharmaceutical orders of the Facilities.

     WHEREAS, prior to this agreement, Maker and/or its agents have done nothing to adversely effect or undermine Payees' and their agents' and assigns' future attempts or ability to contact and/or solicit the pharmaceutical business of the Facilities.

     In consideration of the recitals, mutual promises, covenants and understandings contained herein, it is therefore agreed, as follows:


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                                      TERMS

     1.     Forgiveness of Promissory Note:
            ------------------------------

     Payees agree to forgive any and all amounts due by Maker under such Promissory Note (non-interest baring note) under the original Agreement as amended on December 6. 2001, which current balance is $1,301,000.

     2.     Remaining Debt:
            ---------------

     Payees agree to forgive any and all remaining debt and contingent debt amounts due Payees by Kaire Holdings, Inc. under the Agreement and Plan of Merger as Amended December 6. 2001.

     3.     Facilitation of Payees Obtaining The Pharmaceutical Orders of the
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Facilities.
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Maker agrees and is obligated to facilitate Payees' and their representatives'
and assigns' contacting, soliciting and obtaining the pharmaceutical orders of the Facilities at the time of the closing, i.e., the date this agreement is executed (hereinafter, the "Closing") by all of the following:

     (a)     Files, Records & Lists:   At the Closing, Maker will provide Payees
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with the originals and all copies of the computerized and hard copy files, records and lists relating to the Facilities, including, but not limited to, either originals or transfers of prescriptions, and TARS, client lists, patient files, and correspondence.

     (b)     Goodwill:   Maker hereby transfers to Payees, all rights, title,
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ownership or other interest in the goodwill vis a vis the Maker's relationships with the Facilities.

     (c)     Waiver of Claims:  Maker and its agents and assigns hereby waives
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any and all claims against Payees and their agents and assignees for contacting, soliciting and obtaining the pharmaceutical orders of the Facilities, including, but not limited to, claims for unfair business practices, interference with contractual relations, unfair competition and/or any other claims.

     (d)   Non-Interference and Non-Solicitation: Maker and/or its agents and
           -------------------------------------
assigns, including, but limited to Steven Westlund, will do nothing to adversely effect or undermine the Payees' and/or their agents' and assigns' attempts or ability to contact and/or solicit the pharmaceutical business of the Facilities. For a period of one year, Maker and/or its agents and assigns, including, but limited to Steven Westlund, will do nothing to contact or solicit the pharmaceutical business of the Facilities.


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     4.     No Transfer of Liabilities:
            --------------------------

     No common or preferred stock in Maker, Kaire Holdings, Inc., a California corporation, or any of its liabilities, are transferred to Payees or assumed by Payees via this transaction and agreement.

     5.     Representations & Warranties of Sellers:
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     Maker acknowledges that Payees are expressly relying upon the truth of each and every one of the representations and warranties stated anywhere in this agreement, and are being induced to enter into this agreement by the truth of
said representations.   Maker hereby warrants, represents, and agrees that Maker
has full power to perform all items listed in the Recitals and in item No. 2 of the agreement, and have not done anything to undermine, prevent or frustrate performance, or otherwise transferred or encumbered any interest in any of the items set forth in item No. 2 of the agreement.

     6.     Absence of Litigation:
            ---------------------

     With respect to the the items referenced in item No. 2 of the agreement, Maker represents and warrants that there are no claims, lawsuits, arbitration proceedings or governmental investigations threatened or pending, to the best of Maker's knowledge.

     7.     Risk of Loss:
            ------------

     Maker shall bear all risk of loss, injury, damage or destruction of the items referenced in item No. 2 of the agreement until the time of the Closing. Thereafter, Payees shall bear such risk, unless such loss, injury, damage or destruction of the items referenced in item No. 2 of the agreement are proximately caused by the actions of the Maker. If loss, injury, damage, impairment, destruction or competing claim regarding the items referenced in item No. 2 of the agreement occurs before the Closing, Payee may elect to either terminate this agreement or proceed, with a negotiated reduction of the amount of the indebtedness being forgiven.

     8.     No Material Misstatements or Omissions:
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     No representations or warranties by Maker in this agreement contain any untrue statements of a material fact, or omit to state a material fact necessary to make the facts stated herein not misleading.

     9.     Further Action:
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     Each party agrees to perform any further and reasonable acts and to execute and deliver any further documents which may be reasonably necessary to carry out and effect the transaction contemplated by this agreement.

     10.     Other Provisions:
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          a.     Each signatory agrees, with respect to each other signatory, to bear its own costs regarding preparation and review of this agreement.

          b. This agreement may not be modified, altered or amended except by instruments in writing executed by all parties hereto.

          c. In the event of any legal action or administrative or other proceedings, arising out of any breach, interpretation or application of this agreement, the prevailing party in such action shall be entitled to recover from the non-prevailing party in such action its court costs and reasonable attorneys' fees relating to such action.

          d. This Agreement is made and entered into the State of California and shall be interpreted and enforced under and pursuant to the laws of the State of California.

          e. This agreement, and any attachments hereto, constitutes and contains the entire agreement and understanding concerning the subject matter between the parties and supersedes and replaces all prior negotiations, proposed agreements or agreements, whether written or oral.

          f. Each signatory to this agreement acknowledges that the signatory has had the opportunity to seek legal advice and has obtained legal advice as to whether to enter into this agreement on the terms stated herein.

          g. Each signatory acknowledges to each other signatory that no other signatory or agent or attorney of any signatory has made any promise, representation or warranty whatsoever, express or implied, written or oral, not contained herein to induce him to execute this agreement, and each of the signatories acknowledges that he has not executed this agreement in reliance of any promise, representation or warranty not contained herein.

          h. Whenever in this agreement the context so requires, the masculine general term shall be deemed to refer to and include the feminine and neuter, and the singular to refer to and include the plural.

          i.     This agreement may be executed in counterparts.

          j. Each party to this agreement warrants, represents and agrees that they have not assigned or transferred, to any person, corporation, or other entity, any item or matter purported to be transferred hereunder, and each


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party hereto agrees to indemnify each other party against liability, loss, damage, cost or expense, including reasonable attorneys' fees, arising out of or resulting from any breach of the aforesaid representation and warranty.

          k. This agreement shall inure to the benefit of each of the parties hereto, and it shall be binding upon each of the parties, and their respective heirs, assigns, representatives and successors.

          l. This has been a jointly drafted agreement and shall not be interpreted for or against any party hereto.

     As evidence of the parties entering into this agreement, they are signing at the appropriate place provided below, and approve the agreement as to form and content.

                                     Maker:
                                     ------

                                     Kaire Holdings, Inc.:

Dated: May 20, 2002                  /s/  Steven Westlund
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                                     Steven Westlund, individually
                                     and as President of Kaire Holdings, Inc.


                                     Payees:
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Dated: May 20, 2002                  /s/  Steven Oscherowitz
                                     -----------------------
                                     Steven Oscherowitz


Dated:  May 20, 2002                 /s/  Sarit Rubenstein
                                     ---------------------
                                     Sarit Rubenstein




APPROVED AS TO FORM:

Dated:  May 20, 2002                 /s/  Steve A. Hoffman
                                     ---------------------
                                     STEVE A. HOFFMAN, Esq.
                                     Attorney For Payees


Dated:  May 20, 2002                 /s/  Owen Naccarato
                                     -------------------
                                     Naccarato & Associates
                                     Attorney For Maker


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